STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT DATED NOVEMBER 19, 2008

THE PURPOSE OF THIS SUPPLEMENT IS TO PROVIDE YOU WITH CHANGES TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION FOR CLASS A, B, C, R, Y, INVESTOR, AND INSTITUTIONAL CLASS SHARES, AS APPLICABLE, OF EACH OF THE FUNDS LISTED BELOW:

AIM ENERGY FUND
AIM FINANCIAL SERVICES FUND
AIM GOLD & PRECIOUS METALS FUND
AIM LEISURE FUND
AIM TECHNOLOGY FUND
AIM UTILITIES FUND

The following information replaces in its entirety the information appearing under the heading "DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS - INVESTMENT STRATEGIES AND RISKS - DEBT INVESTMENTS" on pages 7 and 8 of the Statement of Additional Information:

"U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in U.S. Government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity.

     Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury.

     On September 6, 2008, the Federal Housing Finance Agency ("FHFA") placed FNMA and Federal Home Loan Mortgage Corporation ("FHLMC") into conservatorship, and FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC. The U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise; this agreement contains various covenants that severely limit each enterprise's operation. The U.S. Treasury also announced the creation of a new secured lending facility that is available to FNMA and FHLMC as a liquidity backstop and announced the creation of a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA's appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA's or FHLMC's affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

     Other obligations of certain agencies and instrumentalities of the U.S. Government, such as the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investment from the U.S. Government."

The following information replaces in its entirety the information relating to Sidney M. Dilgren appearing under the heading "TRUSTEES AND OFFICERS - OTHER OFFICERS" in Appendix C of the Statement of Additional Information. Sidney M. Dilgren resigned as Vice President, Treasurer and Principal Financial Officer effective September 30, 2008. The following table reflects information as of October 1, 2008:

                                                                                         OTHER
                            TRUSTEE                                                  TRUSTEESHIP(S)/
 "NAME, YEAR OF BIRTH AND    AND/OR                                                 DIRECTORSHIPS(S)
POSITION(S) HELD WITH THE   OFFICER                                                    HELD BY
           TRUST             SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   TRUSTEE/DIRECTOR
-------------------------   -------   -------------------------------------------   ----------------
OTHER OFFICERS

Sheri Morris - 1964           2003    Vice President, Treasurer and Principal            N/A"
Vice President, Treasurer             Financial Officer, The AIM Family of
and Principal Financial               Funds(R); Assistant Vice President, Invesco
Officer                               Aim Advisors, Inc., Invesco Aim Capital
                                      Management, Inc. andInvesco AIM Private
                                      Asset Management Inc.

                                      Formerly:  Assistant Vice President and
                                      Assistant Treasurer, The AIM Family of Funds(R)

The following information replaces in its entirety Table 1 appearing under the heading "DESCRIPTION OF COMPENSATION STRUCTURE" on pages H-3 and H-4 of the Statement of Additional Information:

"Table 1

SUB-ADVISOR                                         PERFORMANCE TIME PERIOD(4)
-------------------------------------------------   -------------------------------------------------
Invesco Aim(5)

Invesco Institutional (Except Invesco Real Estate   One-, Three- and Five-year performance against
U.S.)                                               Fund peer group.
Invesco Global
Invesco Australia
Invesco Deutschland

Invesco Institutional - Invesco Real Estate U.S.    N/A

Invesco Senior Secured                              N/A

Invesco Trimark(5)                                  One-year performance against Fund peer group.
                                                    Three- and Five-year performance against entire
                                                    universe of Canadian funds.

Invesco Hong Kong(5)

Invesco Asset Management                            One- and Three-year performance against Fund peer
                                                    group.

Invesco Japan                                       One-, Three- and Five-year performance against
                                                    the appropriate Micropol benchmark.

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(4)  Rolling time periods based on calendar year end.

(5) Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a three year period and final payments are based on the performance of eligible funds selected by the manager at the time the award is granted."